UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2014

MEEMEE MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52961	20-3356659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6630 West Sunset Blvd. Los Angeles, CA, 90027
(Address of Principal Executive Offices)

(310) 460-9215
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective October 9, 2014, MeeMee Media, Inc. (the "Company") entered into an Amendment to Secured Promissory Note (the "Amendment") with KF Business Ventures, LP, a California limited partnership (the "Holder").  The Amendment amended the Secured Promissory Note in the principal amount of $1,000,000 (the "Secured Note") issued by the Company to the Holder, and the Common Stock Purchase Warrant to purchase up to 3,000,000 Company shares (the "February Warrant") issued to the Holder, each dated February 3, 2014, to provide as follows (i)  the maturity date of the Secured Note was extended from August 3, 2014 to August 3, 2015; (ii) all interest due under the Secured Note as of August 3, 2014 was capitalized; (iii) the exercise price under the February Warrant was reduced from $0.50 per share to $0.25 per share, and the exercise price under the February Warrant may be reduced to a reset price as follows: (a) if the average of the closing prices of the Company common stock for the fifteen trading days after October 31, 2014 is less than $0.25 per share, than the exercise price shall be reset to such less price; and (b) if the Company issues shares in an acquisition financing at a price per share less than $0.75 per share, then the exercise price shall be reduced to a price equal to the price per share in the financing multiplied by 0.333.

In connection with the Amendment, the Company also issued the Holder an additional Common Stock Purchase Warrant dated October 9, 2014 (the "New Warrant") to purchase up to 5,000,000 shares of Company common stock.  The New Warrant has a term of 5 years and an exercise price of $0.25 per share, subject to a reduction under the same reset conditions a provided in the February Warrant.

The foregoing description of the Amendment and New Warrant are qualified in their entirety by reference to the Amendment and the New Warrant which are filed as exhibits to this Current Report.

ITEM 3.02                          UNREGISTERED SALES OF EQUITY SECURITIES

The description of the New Warrant set forth in Item 1.01 is incorporated herein by reference.  The issuance of the New Warrant was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").  The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the Warrant was an accredited investor.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Document Description

10.5	Amendment To Secured Promissory Note with KF Business Ventures, LP
10.6	New Warrant with KF Business Ventures, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEEMEE MEDIA INC.

October 15, 2014

/s/ MARTIN DOANE
Martin Doane
President